UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 21, 2026
INTUITIVE MACHINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40823	36-5056189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13467 Columbia Shuttle Street
Houston, TX 77059
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 520-3703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On October 21, 2026, Michael Blitzer resigned from the Board of Directors (the “Board”) of Intuitive Machines, Inc. (the “Company”), including as a member of the Nominating and Corporate Governance Committee, Conflict Committee and Audit Committee and as Chair of the Compensation Committee of the Board, effective immediately. Mr. Blitzer’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On October 22, 2026, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Dr. Christopher Scolese as a Class II director to fill the vacancy on the Board resulting from the resignation of Michael Blitzer, effective as of October 22, 2026, to serve for an initial term expiring at the Company’s annual meeting of stockholders to be held in 2027 and until his successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal. Dr. Scolese has also been appointed to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board and as Chair of the Conflicts Committee of the Board.

Dr. Scolese is eligible to participate in the Company’s Non-Employee Director Compensation Program, the terms of which are described in the Director Compensation section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026, under the heading “Director Compensation Plan.”

The Company expects to enter into the Company’s standard form of indemnification agreement with Dr. Scolese.

On October 22, 2026, the Company issued a press release announcing the appointment of Dr. Scolese to the Board, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2026	INTUITIVE MACHINES, INC.

	By:	/s/ Stephen Altemus
	Name:	Stephen Altemus
	Title:	Chief Executive Officer and President
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